Summary Prospectus May 1, 2011

Virtus Premium AlphaSectorSM Series

This Summary Prospectus is intended for use in connection with a variable life insurance policy or a variable annuity contract and is not intended for use by other investors.

Before you invest, you may want to review the series’ prospectus, which contains more information about the series and its risks. You can find the series’ prospectus, statement of additional information (SAI), annual report and other information about the series online at http://www.virtus.com/products/institutional/vitdocuments.aspx.

You can also get this information at no cost by calling 800-367-5877 or by sending an e-mail to: virtus.investment.partners@virtus.com.

The series’ prospectus and SAI, both dated May 1, 2011, are incorporated by reference into this Summary Prospectus.

Investment Objective

Long-term capital appreciation.

Fees and Expenses

The following table describes the fees and expenses you may pay if you buy and hold shares of the Virtus Premium AlphaSector Series (the “Series”). The table does not include any fees or sales charges imposed under the variable contracts for which the Series is an investment option. If they were included, your costs would be higher.

Shareholder Fees (fees paid directly from your investment):	None

Annual Series Operating Expenses (expenses that you pay each year as a percentage of the value of your investment.)
Management Fees	1.10%
Distribution and/or Service (12b-1) Fees	0.25%
Other Expenses(1)	3.43%
Acquired Fund Fees and Expenses	0.22%
Total Annual Series Operating Expenses(1)	5.00%
Less: Expense Reimbursements(2)	(3.08%)
Net Annual Series Operating Expenses	1.92%

(1)	Estimated for current fiscal year.

(2)	The Series’ investment adviser has contractually agreed to limit the Series’ total operating expenses (excluding interest, taxes, extraordinary expenses and acquired fund fees and expenses, if any) so that such expenses do not exceed 1.70% through April 30, 2012. The contractual agreement cannot be terminated prior to April 30, 2012 without the consent of the Board of Trustees. Following the contractual period, the adviser may discontinue these expense reimbursement arrangements at any time. Under certain conditions, the adviser may recapture operating expenses reimbursed under these arrangements for a period of three years following the fiscal year in which such reimbursement occurred.

Example

This example is intended to help you compare the cost of investing in the Series with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Series for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Series’ total operating expenses remain the same. The example does not reflect variable contract fees and charges, and if it did, the costs shown would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
Virtus Premium AlphaSector Series	$195	$1,226

Portfolio Turnover

The Series pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in Annual Series Operating Expenses or in the Example, affect the Series’ performance.

Principal Investment Strategies

The Series seeks to track the Premium AlphaSector Index (ASRP), a public index published by NASDAQ. The Series may be invested in exchange traded funds (“ETFs”) representing the primary sectors of the S&P 500® Index and high-quality short-term securities. The primary sectors of the S&P 500® Index are: consumer discretionary, consumer staples, energy, financials, healthcare, industrials, materials, technology, and utilities. Allocations are based on a proprietary quantitative model that seeks to evaluate “true” trends within each sector by adjusting for market noise and changing levels of volatility in the market. The Series has the flexibility to be invested in any combination of the nine sector ETFs, a combination of sector ETFs and high-quality short-term securities, or 100% in high-quality short-term securities. The Series may also invest in stocks of primarily large-cap issuers.

Principal Risks

The Series may not achieve its objectives, and it is not intended to be a complete investment program. The value of the Series’ investments that supports your share value may decrease. If between the time you purchase shares and the time you sell shares the value of the Series’ investments decreases, you will lose money. Investment values can decrease for a number of reasons. Conditions affecting the overall economy, specific industries or companies in which the Series invests can be worse than expected, and investments may fail to perform as the adviser expects. As a result, the value of your shares may decrease. In addition, you will also be subject to the risks associated with the principal investment strategies of the exchange-traded funds in which the Series invests. The principal risks of investing in the Series are:

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Equity Securities Risk. The risk that events negatively affecting issuers, industries or financial markets in which the Series invests will impact the value of the stocks held by the Series and thus, the value of the Series’ shares over short or extended periods. Investments in larger companies may not rise as much as smaller companies, as larger companies tend to be less volatile.

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Exchange-Traded Funds (ETFs) Risk. The risk that the value of an ETF will be more volatile than the underlying portfolio of securities the ETF is designed to track, or that the costs to the Series of owning shares of the ETF will exceed those the Series would incur by investing in such securities directly.

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Market Volatility Risk. The risk that the value of the securities in which the Series invests may go up or down in response to the prospects of individual companies and/or general economic conditions. Price changes may be temporary or may last for extended periods.

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Sector Concentration Risk. The risk that events negatively affecting a particular industry or market sector in which the Series focuses its investments will cause the value of the Series’ shares to decrease, perhaps significantly. To the extent that the Series invests a significant portion of its portfolio in ETFs representing one or more of the primary sectors of the S&P 500® Index (such as consumer discretionary, energy, healthcare) or in an ETF representing U.S. Treasuries, the Series is more vulnerable to conditions that negatively affect such sectors as compared to a Series that is not significantly invested in such sectors.

U.S. Government Securities Risk. The risk that U.S. Government securities in the Series portfolio will be subject to price fluctuations, or that an agency or instrumentality will default on an obligation not backed by the full faith and credit of the United States.

Performance

Performance information is available at virtus.com or by calling 800-367-5877.

Management

The Adviser and Subadviser

Virtus Investment Advisors, Inc. (“VIA”) is the investment adviser to the Series.

F-Squared Institutional Advisors, LLC (“F-Squared”) is the subadviser to the Series.

Portfolio Managers

>	Howard Present, Co-founder, President and CEO of F-Squared, is a manager of the Series. Mr. Present has been Portfolio Manager since inception on February 14, 2011.

>	Amy Robinson, Vice President of VIA (since 1992), is a manager of the Series. Ms. Robinson has been Portfolio Manager since inception on February 14, 2011.

Purchase and Sale of Series Shares

The Series does not offer its shares to the general public. The Series currently offers shares only to the separate accounts of the insurance companies. Virtus Variable Insurance Trust (the “Trust” or “VVIT”), of which the Series is a separate investment portfolio, has entered into an agreement with the insurance company sponsor of each separate account (participation agreement) setting forth the terms and conditions pursuant to which the insurance company will purchase and redeem shares of the Series. For information concerning the purchase of units of the separate accounts, see the variable contract prospectus.

Tax Information

Since the separate accounts are the only shareholders of the Series, no discussion is included herein as to the federal income tax consequences at the shareholder level. For information concerning the federal income tax consequences to the purchasers of variable contracts, see the variable contract prospectus which describes the particular separate account and variable contract.

Payments to Insurance Companies and Other Financial Intermediaries

Series shares are generally available only through intermediaries, i.e., the separate accounts. The Series (and/or its related companies) may pay the insurance companies (and/or their related companies) for distribution and/or other services; some of the payments may, in turn, go to broker-dealers and other financial intermediaries. For example, the Series may make payments for sub-transfer agency services to one or more of the insurance companies. Such payments may create a conflict of interest for an intermediary by influencing the intermediary’s investment recommendations, or be a factor in the insurance company’s decision to include the Series as an underlying investment option in a variable contract. Ask your salesperson or review your variable contract prospectus for more information.

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